UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 15, 2022

Redbox Entertainment Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation )	001-39741 (Commission File Number)	85-2157010 (IRS Employer Identification No.)

1 Tower Lane, Suite 800 Oakbrook Terrace, Illinois 60181 (Address, including Zip Code, of Principal Executive Offices)

(630) 756-8000 Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	RDBX	The Nasdaq Stock Market LLC
Warrants to purchase Class A common stock	RDBXW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Amendment No. 1 (the “Amendment”) to the Current Report on Form 8-K of Redbox Entertainment Inc., originally filed with the Securities and Exchange Commission on April 15, 2022 (the “Original 8-K”) is being filed solely to attach as exhibits the Sixth Amendment, the Voting and Support Agreement, the Waiver to Tax Receivable Agreement, the Consent and Waivers of the Stockholders Agreement and the Warrant Agreement discussed in the Original 8-K. Except to reflect that the above agreements have been filed herewith, the Amendment does not modify or update the disclosures presented in the Original 8-K.

Item 1.01	Entry into a Material Definitive Agreement.

Additional Financing

On April 15, 2022 certain subsidiaries of Redbox Entertainment Inc., a Delaware corporation (the “Company” or “Redbox”) entered into the Sixth Amendment (as defined below) to that certain Credit Agreement, dated October 20, 2017, with HPS Investment Partners, LLC, a Delaware limited liability company (“HPS”). Pursuant to the Sixth Amendment, an additional $50,000,000 in financing under the Credit Agreement will be made available to the Company. The information contained in Item 2.03 is incorporated herein by reference.

Voting and Support Agreement

In connection with the Sixth Amendment, on April 15, 2022, the Company entered into a Voting and Support Agreement (the “Voting and Support Agreement”) with AP VIII Aspen Holdings, L.P., a Delaware limited partnership (“Aspen”) Seaport Global SPAC, LLC, a Delaware limited liability company (“Seaport”) and Redwood Holdco, LP, a Delaware limited partnership (“Redwood”, together with Seaport and Aspen, the “Stockholders”), pursuant to which the Stockholders agreed to vote their shares of the Company (i) in favor of any strategic transaction approved and recommended by the Company’s Board of Directors (the “Board”), or any committee to which the Board delegates authority, subject to certain terms and conditions (each, a “Transaction”), (ii) in opposition to any transaction involving the Company that has not been approved and recommended by the Board, and (iii) in favor of any directors that are proposed or nominated to the Board by the Company at any annual meeting of the Company.

The Company further agreed, pursuant to the Voting and Support Agreement, to (i) permanently reduce a portion of its revolving commitments in an amount equal to $10,600,000 pursuant to that certain Credit, Security, Guaranty and Pledge Agreement, dated as of December 29, 2020 (as amended by that certain Consent, Waiver and Amendment to the Credit Agreement, dated as of May 16, 2021, the “MUFG Credit Agreement”), among Redbox Entertainment, LLC, as borrower, the guarantors referred to therein, the lenders referred to therein and MUFG Union Bank, N.A., as administrative agent for the lenders therein, and (ii) among other agreements, refrain from borrowing under the MUFG Credit Agreement without the consent of Aspen and Redwood (other than with respect to certain scheduled borrowings and borrowings to cover interest, fees and expenses).

Board of Directors

In connection with the execution of the Sixth Amendment, the Company agreed to implement certain changes to the composition and size of the board of directors.

Waiver to Tax Receivable Agreement

In connection with the Company’s entry into the Voting and Support Agreement, Redwood permanently waived the “Early Termination Payment” by the Company (or an affiliate) to Redwood that could have resulted from a provision in that certain Tax Receivable Agreement dated as of October 22, 2021 (“TRA”), which would have been triggered upon the change to the Board’s composition as described herein.

Additionally, under the Voting and Support Agreement, the Company and Redwood agreed, in connection with the consummation of a Transaction, to (a) terminate the TRA upon the consummation of a Transaction and (b) waive all claims under the TRA with such waiver being effective upon the consummation of such Transaction.

Consent and Waivers to the Stockholders Agreement

Seaport and Redwood are parties to that certain Stockholders Agreement, dated October 22, 2021 (“the “Stockholders Agreement”) and have, along with their applicable governing entities and Aspen (collectively, the “Consenting Parties”, and each, a “Consenting Party”) agreed to provide such consents as required under the Stockholders Agreement, and to waive certain rights, as applicable, under the Stockholders Agreement, or under any other applicable organizational document, stockholder agreement, investor rights or similar agreement which such Consenting Party is a party or beneficiary, in connection with certain matters related to the nomination, election and resignation of directors of the Company, the size of the board of directors of the Company, entry into the Voting and Support Agreement and entry into the waiver to the TRA, as applicable. Additionally, the Consenting Parties, as applicable, waive certain consent rights in connection with the additional financing.

Warrant Agreement

As a further condition to the effectiveness of the Sixth Amendment (as defined below), the Company has agreed to issue HPS and certain affiliates warrants with an exercise price of $0.0001 per share (the “Warrants”) to purchase such number of shares of Class A common stock of the Company (“Common Stock”) not to exceed 19.9% of either (i) the total number of the Company’s outstanding Equity Interests (as defined in the Warrant Agreement) on the date hereof or (ii) the total voting power of the outstanding Company’s Equity Interests on the date hereof without approval of the Company’s stockholders. The number of shares of Common Stock issuable upon exercise of the Warrants are subject to customary anti-dilution provisions for stock splits, stock dividends and similar transactions.

The foregoing descriptions of the Voting and Support Agreement, the Waiver to Tax Receivable Agreement, the Consent and Waivers of the Stockholders Agreement and the Warrant Agreement discussed herein do not purport to be complete and are qualified in their entirety by reference to the full text of each agreement, which are filed as Exhibits 10.2, 10.3, 10.4 and 10.5, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On April 15, 2022, Redwood Intermediate, LLC, a Delaware limited liability company (“Holdings”), Redbox Automated Retail, LLC, a Delaware limited liability company (the “Borrower”), and Redbox Incentives LLC, an Illinois limited liability company, and HPS, entered into an Incremental Assumption and Amendment Agreement No. 6, dated as April 15, 2022 (the “Sixth Amendment”), amending that certain Credit Agreement, dated as of October 20, 2017 (as amended by that certain Incremental Assumption and Amendment Agreement, dated as of September 7, 2018, that certain Amendment No. 2, dated as of September 30, 2020, that certain Amendment No. 3, dated as of December 28, 2020, that certain Incremental Assumption and Amendment Agreement No. 4, dated as of January 29, 2021, that certain Amendment No. 5, dated as of May 16, 2021, and that certain Consent Agreement to Amendment No. 5, dated as of October 11, 2021, the “Credit Agreement” and, as further amended by the Sixth Amendment, the “Amended Credit Agreement”), by and among, the Borrower, Holdings, the Lenders (as defined therein) party thereto and HPS, in its capacities as administrative agent for the Lenders and as Agent for the Secured Parties (as defined therein) (in such capacities, the “Administrative Agent”), pursuant to which the Sixth Amendment Incremental Revolving Lenders (as defined in the Amended Credit Agreement) will make available to the Borrower Sixth Amendment Incremental Revolving Commitments (as defined in the Amended Credit Agreement) in an aggregate amount equal to $50,000,000, the proceeds of which will be used to make payments in accordance with the Budget Plan (as defined in the Amended Credit Agreement) and pay certain fees and expenses. The information contained in Item 1.01 is incorporated herein by reference.

The foregoing descriptions of the Sixth Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 3.03	Material Modification to Rights of Security Holders

The information contained in Item 1.01 with respect to the Consent and Waivers of the Stockholders Agreement is incorporated herein by reference.

Item 7.01	Regulation FD

The Company is filing on a concurrent basis its Annual Report on Form 10-K for the fiscal year ended December 31, 2021. The Company expects to provide updated financial results and guidance for fiscal year 2022 in conjunction with its release of financial results for the first quarter for fiscal year 2022 in May.

Cautionary Statement Concerning Forward-Looking Statements

Certain statements in this form may contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include statements regarding the Company’s current expectations regarding the transaction described in this Form 8-K, actions relating to exploration of strategic alternatives, and hopes, beliefs, intentions or strategies regarding future events or future results. Forward-looking statements are not guarantees of future actions, results, performance or events, which may vary materially from those expressed or implied in such statements. Differences may result from actions taken by the Company or its management, as well as from risks and uncertainties beyond their control. Such risks and uncertainties include, but are not limited to, the impact of the novel coronavirus and the response to it by Redbox, consumers, and the industry; changes adversely affecting the business in which Redbox is engaged; results and timing of Redbox’s exploration of strategic alternatives with respect to our corporate or capital structure; fluctuations in Redbox’s revenue and operating results; unfavorable conditions or further disruptions in the capital and credit markets and Redbox’s ability to obtain additional capital on commercially reasonable terms; Redbox’s ability to generate cash, service indebtedness and incur additional indebtedness; substantial doubt about Redbox’s ability to continue as a going concern; the risks associated with demand for Redbox’s services and vulnerability to industry downturns and regional or national downturns; the ability to maintain the listing of our Class A common stock and Public Warrants on Nasdaq; our success in retaining or recruiting, or changes required in, our officers, key employees or directors; the risks associated with cyclical demand for Redbox’s services and vulnerability to industry downturns and regional or national downturns; competition from existing and new competitors; Redbox’s ability to integrate any businesses it acquires; Redbox’s dependence upon third parties to provide certain content and services; intellectual property, information technology and privacy requirements that may subject Redbox to unanticipated liabilities; and general economic or political conditions. The foregoing list of risks and uncertainties is illustrative but by no means exhaustive. For more information on factors that may affect Redbox, please review the “Risk Factors” and other disclosures described in Redbox’s (and previously Seaport Global Acquisition's) public reports filed with the SEC, including the Annual Report on Form 10-K for the fiscal year ended December 31, 2021, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K, and the definitive proxy statements filed with the SEC in connection with the solicitation of proxies for the meeting of stockholders that approved the business combination between Redbox and Seaport. These forward-looking statements reflect Redbox's expectations as of the date of this release. Except as required by laws, Redbox undertakes no obligation to update the information provided herein.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description
10.1	Incremental Assumption And Amendment Agreement No. 6, dated as of April 15, 2022, by and among Redwood Intermediate, LLC, Redbox Automated Retail, LLC, Redbox Incentives LLC, HPS Investment Partners, LLC, and each of the Lenders party thereto.

10.2	Voting and Support Agreement, dated as of April 15, 2022, by and among the Issuer, AP VIII Aspen Holdings, L.P., Redwood Holdco, LP, and Seaport Global SPAC, LLC.

10.3	Waiver Under Tax Receivable Agreement, dated April 15, 2022, by and among Redbox Entertainment Inc., Redwood Holdco, LP, and Redwood Intermediate, LLC, a Delaware limited liability company.

10.4	Omnibus Written Consent, dated as of April 15, 2022, of the Members And General Partner Of Redwood Holdco LP, the Sole Member of Redwood Holdco GP, LLC, the Members Of Redwood Intermediate, LLC, and the Stockholders of Redbox Entertainment, Inc party thereto.

10.5	Warrant Agreement, dated as of April 16, 2022, by and between Redbox Entertainment Inc. and HPS Lenders party thereto.

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 28, 2022	REDBOX ENTERTAINMENT INC.

	By:	/s/ Frederick W. Stein
Frederick W. Stein
Chief Legal Officer and Secretary